UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

390 RXR Plaza
Uniondale, NY		11556
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 17, 2022, ACRES Commercial Realty Corp. (the “Company”), entered into Amendment No. 4 to Guarantee Agreement (the “JPM Amendment”) with JPMorgan Chase Bank, National Association (“JPM”), which made certain amendments and modifications to the Guarantee Agreement dated October 26, 2018 between the Company and JPM, as amended (the “JPM Guarantee”), including but not limited to amending the (i) EBITDA to Interest Expense ratio (as defined in the JPM Guarantee),  (ii) maximum ratio of Total Indebtedness to its Total Equity (as defined in the JPM Guarantee) and (iii) minimum unencumbered Liquidity requirement (as defined in the JPM Guarantee), each through September 2023.

On November 18, 2022, the Company entered into Amendment No. 1 to Guaranty  (the “Morgan Stanley Amendment”) by and between the Company and Morgan Stanley Mortgage Capital Holdings LLC (“Morgan Stanley”), which makes certain amendments and modifications to the Guaranty, dated November 3, 2021 between the Company and Morgan Stanley (the “MS Guaranty”) including but not limited to amending the (i) EBITDA to Interest Expense ratio (as defined in the MS Guaranty), (ii) maximum ratio of Total Indebtedness to its Total Equity (as defined in the MS Guaranty) and (iii) minimum unencumbered Liquidity requirement (as defined in the MS Guaranty), each through March 2024.

The foregoing descriptions of the JPM Amendment and Morgan Stanley Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the JPM Amendment and Morgan Stanley Amendment, which have been filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Amendment No. 4 to Guarantee Agreement, dated November 17, 2022 between ACRES Commercial Realty Corp. and JPMorgan Chase Bank, National Association.
99.2	Amendment No. 1 to Guaranty, dated November 18, 2022 between ACRES Commercial Realty Corp. and Morgan Stanley Mortgage Capital Holdings LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	November 18, 2022
		By:	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer